CONSENT OF CERTIFIED PUBLIC ACCOUNTANTS
                ___________________________________________






As independent certified public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No. 333-
14513.


                                  /s/ Arthur Andersen LLP









Jacksonville, Florida
April 14, 1997